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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-10529

The GKM Funds

(Exact name of registrant as specified in charter)

11150 Santa Monica Boulevard, Suite 850 Los Angeles, California	90025
(Address of principal executive offices)	(Zip code)

Timothy J. Wahl
First Western Investment Management, Inc.
11150 Santa Monica Boulevard, Suite 850 Los Angeles, California 90025
(Name and address of agent for service)

Registrant's telephone number, including area code:    (310) 268-2605

Date of fiscal year end:         July 31, 2010

Date of reporting period:       July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

GKM FUNDS

GKM Growth Fund

Annual Report July 31, 2010

GKM Growth Fund

July 2010

Dear Shareholders:

We closed our ninth fiscal year on July 31, 2010 and I would like to thank you for joining us as shareholders of the GKM Growth Fund (the “Fund”). All of us at First Western Investment Management, Inc. continue to share a common goal – to help our clients realize their financial objectives through the long-term compounding of capital.

GKM GROWTH FUND PERFORMANCE

Our largest concentrations over the life of the Fund have been and continue to be in what we consider to be the most dynamic, growing and profitable areas of the economy: Information Technology (61.7%) and Health Care (28.2%), currently representing a cumulative 89.9% of the Fund’s net assets. The decision to overweight these two sectors was made, in part, to increase the Fund’s international exposure. Both sectors have significant international exposure, and we believe foreign sales will continue to grow as a percentage of total global revenues, especially in the so called “BRIC” nations of Brazil, Russia, India and China and other emerging nations. Standard & Poor’s reported that companies in the S&P 500 Index (the “S&P 500”) had approximately 47% of their sales occur outside the U.S. in 2009 while the Information Technology sector had the highest percentage of foreign sales at 56%. Both of these numbers have been increasing over the years, and we expect that trend to continue.

The Fund’s performance is clearly driven by these growing areas of the economy, as well as avoidance of troubled industries such as Automobiles and Airlines. Even though Information Technology and Health Care have underperformed the S&P 500 over the life of the Fund, we have outperformed the S&P 500 since inception as a result of buying what we consider to be high quality growing companies at attractive prices.

For the fiscal year ended July 31, 2010, the Fund’s total return was 11.74% vs. a return for the S&P 500 Index of 13.84%. Since the Fund’s inception on December 28th, 2001, the Fund has had a cumulative total return of 19.49% vs. the S&P’s cumulative return of 12.10%. Since inception, the Fund has realized an average annualized return of 2.10% vs. the S&P’s average annualized return of 1.34%.

The two biggest contributors from a sector standpoint to the Fund’s performance this year were Information Technology and Health Care. The Information Technology sector, the largest of the 10 sectors that make up the S&P 500 at 18.8%, performed in line with the S&P 500, gaining 12.6%. Information Technology, the Fund’s largest sector holding at 61.7% ( a little more than three times the S&P 500 weighting), gained 26.6% for the fiscal year ended July 31, 2010, more than twice the S&P 500’s Information Technology sector. The Fund’s second largest sector holding, Health Care (28.2% vs. 11.3% for the S&P 500) outgained the Health Care component of the S&P 500 with a gain for the fiscal year of 7.5% vs. 2.1%. Thus the Fund’s two largest sector weightings (Information Technology and Health Care) positively impacted performance for the Fund during the fiscal year ended July 31, 2010.

We underweighted (2% Fund vs. 10% S&P 500) and underperformed the Consumer Discretionary sector for the Fund this last fiscal year. Our lone Consumer Discretionary company was down 2.3% vs. a plus 24% for the Consumer Discretionary sector of the S&P 500. Our underweighting in and the underperformance of our holding in the Consumer Discretionary sector negatively impacted the performance of the Fund for the fiscal year.

Again this year, we held no companies in the Financials, Utilities, Energy or Telecommunications sectors, which on a sector basis gained 13%, 5%, 3% and 2%, respectively. The Utilities, Energy and Telecommunication sectors of the S&P 500 all underperformed the overall S&P 500 for the fiscal year ended July 31, 2010, while the Financials sector performed roughly in line.

As stated in previous annual letters and worth repeating, over the life of the Fund we have avoided for the most part what we consider to be non-traditional growth areas in the economy, some of which have performed quite well. Over the life of the Fund, the top four performing S&P 500 Index sectors – Energy (+91%), Materials (+46%), Consumer Staples (+27%), and Utilities (+6%) – happen to be sectors we consider non-traditional growth sectors. While the Fund currently maintains more than twice the market weighting in the Materials sector, the Fund has not held positions in Energy or Utilities and we currently hold approximately a 1% market weighting in the Consumer Staples sector, which represents a little over 11% of the S&P 500 Index. The dominant performance of the Energy sector and the other non-traditional growth sectors mentioned above have negatively impacted the Fund’s performance relative to the S&P over the life of the Fund.

RISK MANAGEMENT AND DIVERSIFICATION

Our investment philosophy dictates we pay attention to the management of risk. We define risk simply as the permanent loss of capital. We endeavor to manage risk by investing in what we consider to be superior companies with profitable operating histories and managements focused towards not only building and maintaining but expanding defendable franchises with ample cash flows and sound balance sheets. Additionally, we manage sector risk by diversifying among growing sectors of the economy that we believe will show continuous growth over many years. It is important to note that at times our security selection process results in the Fund being more or less concentrated in various sectors of the S&P 500 Index, thus potentially adding to the Fund’s sector risk.

Finally, we mitigate specific stock risk through holding a diversified portfolio of companies in the Fund. As of July 31, 2010, the Fund held positions in 48 companies, with the Fund’s top 10 holdings representing 44.8% of the Fund’s net assets and the largest holding representing 7.3% of net assets.

Portfolio Turnover

We do not confuse activity with progress. The average portfolio turnover ratio within the mutual fund industry is approximately 100%, meaning that the average stock holding period for most funds is less than 1 year. The average of the Fund’s portfolio turnover ratios for each of the first nine full fiscal years is 7.7%, which means that we hold our positions an average of 13 years, or more than 13 times as long as the average fund. It’s important to understand that it is impossible to outperform the S&P 500 Index, as we have done over the long-term with low turnover, unless you’re buying the right companies in the first place. Our turnover ratio for the fiscal year ended July 31, 2010 was 8%.

Our low turnover rate also has the added benefit of minimizing what can be a potentially large drag on investment performance – taxes. The Securities and Exchange Commission says more than 2.5% of the average stock fund’s total return is lost each year to taxes. This 2.5% drag is something we attempt to avoid by seeking out good long-term investments.

MARKET COMMENTARY

Fear and volatility have returned to the investment world, producing our first negative quarterly return since the first quarter of 2009. The S&P 500 Index climbed 80% off its March 9, 2009 low without so much as a 10% decline through April of this year. In May, the S&P 500 finally corrected, contributing to the negative 11.4% return for the quarter ending June 30. Concerns centered on economic uncertainty in the United States, Europe and Japan. Uncertainty, mankind’s and investors’ worst condition, grew from a lack of confidence in our politicians and business leaders. This lack of confidence produced a flight to safety driving the yield on U.S. 10-year Treasuries to generational lows.

In uncertain times, money flows to bonds and, true to form, bond inflows are on a pace this year to surpass the record inflows of 2009. Adding international momentum to the capital moving into bonds was a decline in the value of the Euro, the common currency of 16 European nations, falling 15% in the first half of this year along with the continued struggles of Greece, Spain, Italy and Portugal. Another reliable indicator of fear, Gold, surged to record levels in the most recent quarter.

Economic uncertainty in the United States was led by extremely weak housing and employment markets. In May, sales of new homes reached their lowest level since the Government began compiling such data in 1963, and private job creation of late has failed to produce any sort of meaningful gains. Currently there are approximately 15 million unemployed in the United States, of which almost half have been out of work for six months or more.

Lost in the malaise of negative headlines is the fact that corporate profitability remains well ahead of expectations, aiding the drive in valuations down (especially for growth companies) to levels not seen in decades. Corporate balance sheets and cash flows remain strong, with nonfinancial companies in the S&P 1500 Index now holding approximately a trillion dollars in cash and short-term investments. As expected with the improved financial strength and confidence, we have witnessed a notable increase in mergers and acquisitions, stock buy-backs and increased dividend payouts.

Ben Bernanke, the Chairman of the Federal Reserve, having steered the U.S. economy through the depths of the “Great Recession,” has recently issued the text of the “Open Market Committee Statement,” which we find to be a sober and balanced assessment of the state of our economy. The committee states “the economic recovery is proceeding and the labor market is improving gradually. Household spending is increasing but remains constrained by high unemployment, modest income growth, lower housing wealth and tight credit. Business spending on equipment and software has risen significantly; however, investment in nonresidential structures continues to be weak and employers remain reluctant to add to payrolls. Housing starts remain at a depressed level. Financial conditions have become less supportive of economic growth on balance, largely reflecting development abroad. Bank lending has continued to contract in recent months. Nonetheless, the committee anticipates a gradual return to higher levels of resource utilization, although the pace of economic recovery is likely to be moderate for a time.”

Finally, the committee states that the price of energy has declined in recent months, and underlying inflation has trended lower. With substantial resource slack continuing to restrain cost pressures and longer-term inflation expectations stable, inflation is likely to be subdued for some time. The committee anticipates economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.

We’re currently living in a world of reduced growth expectations, hoping that an environment of little to no inflation and extremely low interest rates will heal the patient. Missed by the media in the Federal Reserve release above and something we find of interest is the comment regarding “the gradual return to higher levels of resource utilization.” We have observed for some time that the amount of “leverage” in the economy is much larger than recent recessions. As an example, from 1972-2008, capacity utilization averaged 81%. We currently are running at 75%, which means that as the economy mends, corporate America has the ability to greatly expand production and productivity, ultimately leading to higher profitability. As unemployment begins to work down, real estate should strengthen as incomes improve, ultimately driving up consumer demand and corporate profits and eventually equity valuations.

Our primary areas of concern remain expiring consumer incentives, continued high unemployment and depressed housing prices going nowhere despite the Fed keeping interest rates at very low levels in an effort to accommodate the housing and credit market. We’ve had twelve recessions over the last sixty-five years where the U.S. equity markets have lost approximately 28% on average. Each and every time the decline in the economy has proven to be temporary, with the U.S. economy eventually growing ever larger and more productive, raising our standard of living higher than any other major industrialized nation.

Currently, we find long term growth companies with excellent operating histories priced attractively. We continue our goal of building and maintaining a portfolio of high quality long term growth companies with world class corporate histories, strong balance sheets, and defendable franchises with the ability to not only survive difficult times, but grow market share, thereby enhancing profitability as the economy improves.

We have included below “A Letter from the Chairman” from the 2009 IBM annual report. While we certainly are mindful of the difficult decade it has been for equity investors, we thought it appropriate to share the corporate results for a Company that is representative of the type of long-term investment we look to maintain in the portfolio through good times and bad. While this is an extra 445 words over 8 paragraphs, we hope you find it of interest.

Taken from the IBM 2009 Annual Report:

A Letter from the President

Two thousand nine was a tough year by any measure, but IBM’s performance was indicative both of our high-value market position and of the discipline we apply to our strategy and operations. Since the dot-com crash in 2002, we have added $12 billion to IBM’s pre-tax profit base, increased our pre-tax margin 2.5 times, quadrupled our earnings per share and more than doubled our free cash flow. Cumulatively, we have generated about $80 billion of free cash flow.

Our strong 2009 continued this record of superior performance:

MARGINS: IBM’s gross profit margin rose for the sixth consecutive year—to 45.7 percent, up 9.2 points since 2003. Our pre-tax income margin rose to 18.9 percent. Both margins are at their highest in more than a decade. We achieved this by driving productivity and continuing to shift our business mix to more profitable segments. Once again, more than 90 percent of our segment profit in 2009 was from software, services and financing.

EARNINGS PER SHARE: We have continued to achieve strong EPS growth. Last year was another record, with diluted earnings per share of $10.01, up 13 percent. This marked seven straight years in which we have grown EPS by double digits.

CASH FLOW: IBM has consistently generated strong cash flow, a key indicator of real business performance. In 2009 our free cash flow, excluding the year-to-year change in Global Financing receivables, was $15.1 billion, an increase of $800 million from 2008. IBM ended 2009 with $14 billion of cash and marketable securities.

REVENUE AND INCOME: Our revenue was $95.8 billion, down 5 percent at constant currency. Nonetheless, in 2009 we grew pre-tax income from continuing operations by 9 percent, to $18.1 billion, our highest ever.

INVESTMENT AND RETURN TO SHAREHOLDERS: Our superior cash flow has enabled us to invest in the business and to generate substantial returns to investors. Our 2009 cash investment was $1.2 billion for six acquisitions—five of them in key areas of software. And after investing $5.8 billion in R&D and $3.7 billion in net capital expenditures, we were able to return more than $10 billion to you—$7.4 billion through share repurchase and $2.9 billion through dividends. Last year’s dividend increase was 10 percent, marking the 14th year in a row in which we have raised our dividend.

In sum, with our excellent financial position, strong balance sheet, solid recurring revenue, strong profit streams and unmatched global reach, we are confident about the year ahead, and beyond. Indeed, we achieved our 2010 objective of $10 to $11 in earnings per share one year early. We believe that we will again grow EPS by double digits this year, reaching at least $11.

Sincerely,

Timothy J. Wahl CPA
President and Co-Portfolio Manager
GKM Funds

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month-end, are available at www.gkmfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.gkmfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The GKM Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

The GKM Growth Fund’s expense ratio was 1.59% during the year ended July 31, 2010. For the fiscal year ended July 31, 2009, the Fund’s expense ratio was 1.70%.

GKM Growth Fund Performance Information July 31, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
GKM Growth Fund and the S&P 500 Index

Average Annual Total Returns* (for periods ended July 31, 2010)

	1 Year	5 Years	Since Inception**
GKM Growth Fund (a)	11.74%	-1.02%	2.10%
S&P 500 Index	13.84%	-0.17%	1.34%

(a) The Fund’s expense ratio was 1.59% during its most recent fiscal year ended July 31, 2010. The expense ratio in the December 1, 2009 prospectus was 1.70%

*	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Initial public offering of shares was December 28, 2001.

GKM Growth Fund Portfolio Information July 31, 2010 (Unaudited)

Sector Concentration vs. the S&P 500 Index (% of Total Investments)

Top 10 Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	7.3%
Google, Inc. - Class A	5.8%
Citrix Systems, Inc.	4.9%
International Business Machines Corporation	4.9%
Intuit, Inc.	4.8%
Scotts Miracle-Gro Company (The) - Class A	3.8%
Trimble Navigation Ltd.	3.6%
Microsoft Corporation	3.4%
Intuitive Surgical, Inc.	3.3%
EMC Corporation	3.0%

GKM Growth Fund Schedule of Investments July 31, 2010

Common Stocks — 109.8%	Shares	Value
Consumer Discretionary — 2.0%
Household Durables — 2.0%
Garmin Ltd.	20,800	$593,008

Consumer Staples — 1.3%
Beverages — 1.3%
Coca-Cola Company (The)	7,000	385,770

Health Care — 28.2%
Biotechnology — 0.9%
Celgene Corporation*	5,000	275,750

Health Care Equipment & Supplies — 14.5%
Alcon, Inc.	4,000	620,320
Baxter International, Inc.	9,000	393,930
C.R. Bard, Inc.	3,500	274,855
Conceptus, Inc.*	22,500	303,975
Intuitive Surgical, Inc.*	3,000	985,110
Kinetic Concepts, Inc.*	10,000	355,100
Medtronic, Inc.	21,000	776,370
St. Jude Medical, Inc.*	8,000	294,160
Stryker Corporation	7,500	349,275
		4,353,095
Health Care Providers & Services — 2.2%
Henry Schein, Inc.*	12,700	666,623

Life Sciences Tools & Services — 3.9%
Covance, Inc.*	11,400	441,864
Dionex Corporation*	9,500	717,250
		1,159,114
Pharmaceuticals — 6.7%
Abbott Laboratories	9,000	441,720
Johnson & Johnson	4,600	267,214
Novartis AG - ADR	6,000	292,440
Roche Holdings AG - ADR	7,000	227,360
Teva Pharmaceutical Industries Ltd. - ADR	16,000	781,600
		2,010,334

GKM Growth Fund Schedule of Investments (Continued)

Common Stocks — 109.8% (Continued)	Shares	Value
Industrials — 8.4%
Air Freight & Logistics — 1.4%
FedEx Corporation	5,300	$437,515

Commercial Services & Supplies — 1.3%
Stericycle, Inc.*	6,000	378,000

Industrial Conglomerates — 2.1%
3M Company	7,300	624,442

Machinery — 2.3%
Pall Corporation	18,100	692,144

Road & Rail — 1.3%
Norfolk Southern Corporation	7,000	393,890

Information Technology — 61.7%
Communications Equipment — 6.2%
Cisco Systems, Inc.*	38,000	876,660
QUALCOMM, Inc.	13,700	521,696
Research In Motion Ltd.*	8,000	460,240
		1,858,596
Computers & Peripherals — 14.2%
Apple, Inc.*	8,500	2,186,625
EMC Corporation*	45,000	890,550
Hewlett-Packard Company	15,600	718,224
Stratasys, Inc.*	20,000	454,200
		4,249,599
Electronic Equipment, Instruments & Components — 6.1%
Flextronics International Ltd.*	120,000	746,400
Trimble Navigation Ltd.*	37,800	1,072,386
		1,818,786
Internet Software & Services — 5.8%
Google, Inc. - Class A*	3,600	1,745,460

IT Services — 8.2%
Accenture Ltd. - Class A	17,900	709,556
Automatic Data Processing, Inc.	7,000	288,890
International Business Machines Corporation	11,500	1,476,600
		2,475,046

GKM Growth Fund Schedule of Investments (Continued)

Common Stocks — 109.8% (Continued)	Shares	Value
Information Technology — 61.7% (Continued)
Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.	75,000	$885,000
Intel Corporation	13,700	282,220
		1,167,220
Software — 17.3%
Adobe Systems, Inc.*	19,000	545,680
Citrix Systems, Inc.*	27,000	1,485,540
Intuit, Inc.*	36,000	1,431,000
Microsoft Corporation	40,000	1,032,400
Oracle Corporation	30,000	709,200
		5,203,820
Materials — 8.2%
Chemicals — 8.2%
Ecolab, Inc.	12,700	621,157
Scotts Miracle-Gro Company (The) - Class A	23,600	1,138,700
Sigma-Aldrich Corporation	12,600	706,860
		2,466,717

Total Common Stocks (Cost $24,238,696)		$32,954,929

Money Market Funds — 0.0%	Shares	Value
First American Treasury Obligations Fund - Class Y, 0.00%(a) (Cost $631)	631	$631

Total Investments at Value(b) — 109.8% (Cost $24,239,327)		$32,955,560

Liabilities in Excess of Other Assets — (9.8%)		(2,944,088)

Total Net Assets — 100.0%		$30,011,472

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Variable rate security. Rate shown is the 7-day effective yield as of July 31, 2010.

(b)	All securities are pledged as collateral for the Fund’s bank line of credit (Note 4).

See accompanying notes to financial statements.

GKM Growth Fund Statement of Assets and Liabilities July 31, 2010

ASSETS
Investments in securities:
At acquisition cost	$24,239,327
At value (Note 1)	$32,955,560
Dividends receivable	6,090
Receivable for capital shares sold	1,783
Total Assets	32,963,433

LIABILITIES
Line of credit payable (Note 4)	2,904,700
Payable for capital shares redeemed	6,020
Accrued investment advisory fees (Note 3)	31,941
Accrued Trustees’ fees (Note 3)	2,260
Other liabilities	7,040
Total Liabilities	2,951,961

NET ASSETS	$30,011,472

Net assets consist of:
Paid-in capital	$27,031,300
Accumulated net realized losses from security transactions	(5,736,061)
Net unrealized appreciation on investments	8,716,233
Net assets	$30,011,472

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,522,248

Net asset value, redemption price and offering price per share (Note 1)	$11.90

See accompanying notes to financial statements.

GKM Growth Fund Statement of Operations For the Year Ended July 31, 2010

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,599)	$337,271

EXPENSES
Investment advisory fees (Note 3)	431,378
Trustees’ fees (Note 3)	3,000
Interest expense (Note 4)	56,255
Total Expenses	490,633

NET INVESTMENT LOSS	(153,362)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(638,127)
Net change in unrealized appreciation/depreciation on investments	4,075,013
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,436,886

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,283,524

See accompanying notes to financial statements.

GKM Growth Fund Statements of Changes in Net Assets

	Year Ended July 31, 2010	Year Ended July 31, 2009
FROM OPERATIONS
Net investment loss	$(153,362)	$(81,158)
Net realized losses from security transactions	(638,127)	(4,621,460)
Net change in unrealized appreciation/ depreciation on investments	4,075,013	(2,935,674)
Net increase (decrease) in net assets resulting from operations	3,283,524	(7,638,292)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,073,177	2,066,377
Payments for shares redeemed	(5,072,607)	(6,376,565)
Net decrease in net assets from capital share transactions	(1,999,430)	(4,310,188)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,284,094	(11,948,480)

NET ASSETS
Beginning of year	28,727,378	40,675,858
End of year	$30,011,472	$28,727,378

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	257,390	226,653
Shares redeemed	(431,555)	(718,611)
Net decrease in shares outstanding	(174,165)	(491,958)
Shares outstanding, beginning of year	2,696,413	3,188,371
Shares outstanding, end of year	2,522,248	2,696,413

See accompanying notes to financial statements.

GKM Growth Fund Statement of Cash Flows For the Year Ended July 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,283,524
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized losses from security transactions	638,127
Unrealized appreciation on investments	(4,075,013)
Decrease in dividend receivable	5,650
Decrease in other assets	193
Proceeds from investment securities litigation settlements	3,496
Purchase of investment securities	(2,552,882)
Purchase of short-term investments, net	(226)
Proceeds from sale of investment securities	3,322,679
Increase in other liabilities	3,418
Increase in accrued investment advisory fees	616
Increase in accrued Trustees’ fees	3,001
NET CASH PROVIDED BY OPERATING ACTIVITIES	632,583

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in line of credit payable	1,360,550
Decrease in receivable for capital shares sold	277
Increase in payable for capital shares redeemed	6,020
Payment for shares redeemed, net	(1,999,430)
NET CASH USED IN FINANCING ACTIVITIES	(632,583)

NET CHANGE IN CASH	—
Cash, beginning of year	—
Cash, end of year	$—

See accompanying notes to financial statements.

GKM Growth Fund Financial Highlights

Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended
	July 31, 2010		July 31, 2009	July 31, 2008	July 31, 2007	July 31, 2006
Net asset value at beginning of year	$10.65		$12.76	$15.12	$12.69	$12.58

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.03)	(0.09)	0.06	(0.06)
Net realized and unrealized gains (losses) on investments	1.31		(2.08)	(2.22)	2.38	0.17
Total from investment operations	1.25		(2.11)	(2.31)	2.44	0.11

Less distributions from:
Net investment income	—		—	(0.05)	(0.01)	—

Net asset value at end of year	$11.90		$10.65	$12.76	$15.12	$12.69

Total return(a)	11.74%		(16.54% )	(15.32% )	19.24%	0.87%

Net assets at end of year (000’s)	$30,011		$28,727	$40,676	$49,527	$38,687

Ratio of expenses to average net assets	1.59%		1.70%	1.83%	1.41%	1.41%

Ratio of expenses to average net assets excluding borrowing costs	1.41%		1.41%	1.41%	1.41%	1.41%

Ratio of net investment income (loss) to average net assets	(0.50%	)	(0.29% )	(0.63% )	0.45%	(0.47%	)

Portfolio turnover rate	8%		12%	9%	3%	12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

GKM Growth Fund Notes to Financial Statements July 31, 2010

1. Organization and Significant Accounting Policies

GKM Growth Fund (the “Fund”) is a diversified series of The GKM Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The investment objective of the Fund is long-term capital appreciation.

Securities valuation – Equity securities of the Fund generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. Shares of money market funds have been valued at amortized cost which approximates fair value, absent unusual circumstances, and are classified by the Fund as Level 2 within the fair value hierarchy.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GKM Growth Fund Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Fund’s investments by security type, as of July 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$32,954,929	$—	$—	$32,954,929
Money Market Funds	—	631	—	631
Total	$32,954,929	$631	$—	$32,955,560

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended July 31, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Fund as of or during the year ended July 31, 2010.

Share valuation – The net asset value of the Fund’s shares is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. There were no distributions during the years ended July 31, 2010 and July 31, 2009.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

GKM Growth Fund Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of July 31, 2010:

Cost of portfolio investments	$24,239,327
Gross unrealized appreciation	$10,497,569
Gross unrealized depreciation	(1,781,336)
Net unrealized appreciation	$8,716,233
Capital loss carryforwards	(5,732,898)
Post-October losses	(3,163)
Total distributable earnings	$2,980,172

As of July 31, 2010, the Fund had capital loss carryforwards of $5,732,898, of which $97,687 expires July 31, 2012, $149,434 expires July 31, 2013, $4,847 expires July 31, 2014, $570 expires July 31, 2016, $1,687,753 expires July 31, 2017 and $3,792,607 expires July 31, 2018. In addition, the Fund had net realized losses of $3,163 during the period November 1, 2009 through July 31, 2010, which are treated for federal income tax purposes as arising during the Fund’s tax year ending July 31, 2011. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended July 31, 2010, the Fund reclassified $153,362 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2007 through July 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. Investment Transactions

During the year ended July 31, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $2,552,882 and $3,322,679, respectively.

3. Transactions with Affiliates

A Trustee and certain officers of the Trust are affiliated with First Western Investment Management, Inc. (the “Adviser”) or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets.

GKM Growth Fund Notes to Financial Statements (Continued)

The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust and the Adviser have entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $1,000 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

4. Bank Line of Credit

The Fund has a secured bank line of credit with U.S. Bank, N.A. that provides a maximum borrowing of up to $9,000,000. The line of credit may be used to cover redemptions or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Please see the Fund’s prospectus for detailed information on the investment strategies and associated risks involved with the use of leverage by the Fund. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing. The line of credit matures on December 15, 2010. During the year ended July 31, 2010, the Fund incurred $56,255 of interest expense related to borrowings. The average debt outstanding and the average interest rate during the year ended July 31, 2010 were $1,833,090 and 3.07%, respectively. The largest outstanding borrowing during the year ended July 31, 2010 was $2,928,700. As of July 31, 2010, the Fund had outstanding borrowings of $2,904,700. All of the Fund’s securities are pledged as collateral for the Fund’s bank line of credit.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

GKM Growth Fund Notes to Financial Statements (Continued)

6. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the technology sector or the health care sector, it will be affected by developments affecting the applicable sector. These sectors are subject to changing government regulations. Companies in these sectors also may be significantly affected by intense competition. In addition, technology and health care products may be subject to rapid obsolescence.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

GKM Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The GKM Funds
and the Shareholders of GKM Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the GKM Growth Fund, a series of shares of The GKM Funds, as of July 31, 2010, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GKM Growth Fund as of July 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 21, 2010

GKM Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2010 – July 31, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

GKM Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,026.70	$8.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.56	$8.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-GKM-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GKM Growth Fund Information Regarding Trustees and Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Darrin F. DelConte 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1966	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Darrin F. DelConte is Executive Vice President of Pacific Crane Maintenance Co. (a marine maintenance company).	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Nicholas G. Tonsich 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1961	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas G. Tonsich is a partner in Glaser & Tonsich, LLP (a law firm).	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Brian D. Horner 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1961	Trustee	Since January 2005
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Brian D. Horner is President of Alcole Properties, Inc. (a property management company). Prior to September 1, 2009, he was Chairman of Venture West Funding, Inc. (a mortgage brokerage firm).	1	None

GKM Growth Fund Information Regarding Trustees and Officers (Unaudited) (Continued)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Timothy J. Wahl1 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1965	President and Trustee	Since October 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy J. Wahl is Managing Director of First Western Investment Management, Inc. Prior to May 1, 2009, he was President, Director and Investment Committee Member of GKM Advisers, LLC.	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
David L. Kahn1 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1957	Chief Compliance Officer; Secretary	Since September 2004 Since October 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
David L. Kahn is Senior Vice President of First Western Investment Management, Inc. Prior to May 1, 2009, he was Operations Manager of GKM Advisers, LLC.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1957	Vice President	Since December 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1962	Treasurer	Since December 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.		N/A

1	Messrs. Wahl and Kahn are “interested persons” of the Trust because each is an officer of the Trust and of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-GKM-9518.

GKM FUNDS

Investment Adviser
First Western Investment Management, Inc.
11150 Santa Monica Boulevard
Suite 850
Los Angeles, California 90025

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.GKM.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Brian D. Horner
Nicholas G. Tonsich
Timothy J. Wahl

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Mark J. Seger, Treasurer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 and $13,000 with respect to the registrant’s fiscal years ended July 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended July 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended July 31, 2010 and 2009, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The GKM Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President
Date	September 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President
Date	September 23, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	September 23, 2010

* Print the name and title of each signing officer under his or her signature.